Supplement to Prospectuses Dated April 30, 2002, as Supplemented
for
AAL Variable Product Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II

and

Supplement to Prospectuses Dated October 31, 2002, as Supplemented
for
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

A Special Meeting of Shareholders of each of the AAL Aggressive Growth Portfolio, AAL Equity Income Portfolio and AAL Money Market Portfolio (each an "AAL Portfolio" and collectively the "AAL Portfolios"), each of which is a separate series of AAL Variable Product Series Fund, Inc., is scheduled to occur on April 9, 2003. The Special Meeting is being held to consider the reorganization of the AAL Portfolios into substantially similar and larger portfolios of LB Series Fund, Inc. (each an "LB Portfolio" and collectively the "LB Portfolios") as follows:

                          Reorganize AAL Portfolio                                Into LB Portfolio
                      -------------------------------                          ----------------------
                      AAL Aggressive Growth Portfolio                             Growth Portfolio
                        AAL Equity Income Portfolio                                Value Portfolio
                         AAL Money Market Portfolio                            Money Market Portfolio

As a result of these reorganizations, the shares of each AAL Portfolio that fund benefits under your variable contract or retirement plan automatically will be exchanged for an equal dollar value of shares of the corresponding LB Portfolio. For variable contracts, your contract values would be allocated for an equal dollar value as follows:

                                                                                    Which Invests in
From Subaccount                               To Subaccount                         LB Portfolio
----------------------------                  -----------------------               ----------------------
Aggressive Growth Subaccount            ->    Growth Subaccount                ->   Growth Portfolio
Equity Income Subaccount                ->    Value Subaccount                 ->   Value Portfolio
Money Market Subaccount                 ->    Money Market Subaccount          ->   Money Market Portfolio

Subject to approval by shareholders of the relevant AAL Portfolio, the reorganization affecting that AAL Portfolio is expected to be effective at close of business on or about April 25, 2003 (the "Effective Date"). After the Effective Date, the portion of any purchase payment or other transaction allocated to the Aggressive Growth Subaccount, the Equity Income Subaccount, or the Money Market Subaccount will be automatically reallocated to the corresponding subaccount which invests in the LB Portfolio.

You may obtain information about the LB Portfolios from the prospectus of LB Series Fund, Inc. dated April 30, 2002, as supplemented, and the Annual Report for the LB Series Fund, Inc. dated December 31, 2002. You may obtain copies of these documents free of charge by calling (800) 847-4836 or by visiting www.thrivent.com.

The date of this supplement is February 21, 2003.

Please include this supplement with your prospectus.